SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  July 25, 1998


                 RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.
           (Exact name of the registrant as specified in its charter)

                           2-99554,   33-9518,   33-10349  33-20826,   33-26683,
                          33-31592   33-35340,   33-40243,   33-44591  33-49296,
                          33-49689, 33-52603, 33-54227, 333-4846, 333-39665

                            (Commission File Number)

 Delaware                         333-57481                       75-2006294
(State or other                                               (I.R.S Employee
jurisdiction of                                              Identification No.)
incorporation)

8400 Normandale Lake Boulevard                                       55437
Minneapolis, Minnesota                                            (Zip Code)
(Address of Principal
Executive Offices)

Registrant's telephone number, including area code:
(612) 832-7000


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Item 5.  Other Events

See the respective monthly reports, each reflecting the required information for the July 1998 distribution to holders of the following series of Conduit Mortgage Pass-Through Certificates.

Master Serviced by Residential Funding Corporation

1986-12  1986-15 1987-1 1987-3 1987-4 1987-6 1987-S5  1987-SA1  1988-3A  1988-3B
1988-3C  1988-4B 1989-2 1989-3A 1989-3C  1989-SW1A  1989-SW1B  1989-S1  1989-SW2
1989-4A  1989-4B  1989-S4  1989-5A 1989-5B 1989-7 1990-2 1990-3A 1990-3B 1990-3C
1990-8 1990-S14  1990-R16 1991-4 1991-R9  1991-S11  1991-R13  1991-R14  1991-21A
1991-21B  1991-21C  1991-25A  1991-25B  1992-S2  1992-S5 1992-S6 1992-S7 1992-S8
1992-S9 1992-S10  1992-S11 1992-13 1992-S14  1992-S16 1992-17A 1992-17B 1992-17C
1992-S18 1992-S19 1992-S20 1992-S21 1992-S23 1992-S22 1992-S24 1992-S25 1992-S26
1992-S27 1992-S28 1992-S29 1992-S30 1992-S31 1992-S32 1992-S33 1992-S34 1992-S35
1992-S36 1992-S37 1992-S38 1992-S39 1992-S40 1992-S41 1992-S42 1992-S43 1992-S44
1993-S1 1993-S2 1993-S3 1993-S4 1993-S5 1993-S6 1993-S7 1993-S8 1993-S9 1993-S10
1993-S11  1993-S12  1993-S13  1993-MZ1  1987-S1 1989-4C 1989-4D 1989-4E 1993-S14
1993-S15 1993-19 1993-S16  1993-S17 1993-S18 1993-MZ2 1993-S20 1993-S21 1993-S22
1993-S23 1993-S27 1993-S24 1993-S25 1993-S26 1993-S28 1993-S29 1993-S30 1993-S33
1993-MZ3 1993-S31 1993-S32 1993-S34 1993-S38  1993-S411993-S35 1993-S36 1993-S37
1993-S39 1993-S42 1993-S40 1993-S43 1993-S44 1993-S46 1993-S45 1993-S47 1993-S48
1993-S49  1994-S1  1994-S2  1994-S3  1994-S5  1994-S6  1994-RS4  1994-S7 1994-S8
1994-S9 1994-S10  1994-S11 1994-S12 1994-S13 1994-S14 1994-S15 1994-S16 1994-MZ1
1994-S17  1994-S18  1994-S19  1994-S20  1995-S1  1995-S2 1995-S3 1995-S4 1995-S6
1995-S7 1995-S8 1995-R5 1995-S9 1995-S10  1995-S11  1995-S12  1995-S13  1995-S14
1995-S15  1995-S16  1995-S17  1995-S18 1995-S19 1995-S21 1996-S3 1996-S1 1996-S2
1996-S4  1996-S5 1996-S6 1996-S7  1996-S8  1996-S9  1996-S11  1996-S12  1996-S10
1996-S13 1996-S14 1996-S15 1996-S16 1996-S17 1996-S18 1996-S19 1996-S20 1996-S21
1996-S22  1996-S23  1995-R20  1996-S24  1996-S25 1997-S1 1997-S2 1997-S3 1997-S4
1997-S5 1997-S6 1997-S7 1997-S8 1997-QPCR1  1997-QPCR2 1997-S9 1997-S10 1997-S11
1997-S12  1997-S13  1997-S14  1997-S15  1997-S16 1997 S-18  1997-S17  1997-QPCR3
1997-S19  1997-S20  1997-S21  1998-S1  1998-S2  1998-S4  1998-S3 1998-S5 1998-S6
1998-S7   1997-S12RIII  1998-S8  1996-S9  1998-S10  1998-NS1  1998-S12  1998-S13
1998-S14




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Item 7.  Financial Statements and Exhibits
(a)  See attached monthly reports


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed onits behalf by the undersigned thereunto duly authorized.

RESIDENTIAL FUNDING MORTGAGE
SECURITIES I, INC.

By:  /s/Davee Olson

Name:  Davee Olson
Title:  Executive Vice President and
        Chief Financial Officer

Dated: July 25, 1998



























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                                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed onits behalf by the undersigned thereunto duly authorized.

RESIDENTIAL FUNDING MORTGAGE
SECURITIES I, INC.

By:


Name:   Davee Olson
Title:  Executive Vice President and
        Chief Financial Officer

Dated: July 25, 1998


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